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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported):     APRIL 29, 1999



                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                     1-13086                    04-2515019
(State of Incorporation)       (Commission File No.)         (I.R.S. Employer
                                                            Identification No.)



     515 POST OAK BLVD., SUITE 600
            HOUSTON, TEXAS                                         77027
(Address of Principal Executive Offices)                          (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000



                           5 POST OAK PARK, SUITE 1760
                            HOUSTON, TEXAS 77027-3415
          (Former Name or Former Address, if Changed Since Last Report)

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                        EXHIBIT INDEX APPEARS ON PAGE 4

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ITEM 5. OTHER EVENTS

EARNINGS RELEASE

        On April 29, 1999, Weatherford International, Inc., a Delaware corporation (the "Company"), announced its earnings for the quarter ended March 31, 1999. A copy of the press release announcing the Company's earnings for the quarter ended March 31, 1999, is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        99.1 Press release of the Company dated April 29, 1999, announcing the Company's earnings for the quarter ended March 31, 1999.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WEATHERFORD INTERNATIONAL, INC.



Dated: April 29, 1999                          /s/ Bruce F. Longaker, Jr.
                                          -------------------------------------
                                                   Bruce F. Longaker, Jr.
                                                   Senior Vice President
                                                and Chief Financial Officer


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                                INDEX TO EXHIBITS


  Number                              Exhibit
  ------                              -------
   99.1         Press release of the Company dated April 29, 1999, announcing the Company's earnings for the quarter ended March 31, 1999.


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